UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA		15701

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2007, First Commonwealth Financial Corporation issued a press release announcing its earnings for the three and twelve month periods ended December 31, 2006.  A copy of this press release and the related earnings tables are furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 - Press Release dated January 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2007

FIRST COMMONWEALTH FINANCIAL CORPORATION
(Registrant)

	By:	/S/ JOHN J. DOLAN

John J. Dolan
Executive Vice President and Chief Financial Officer